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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                February 9, 2000


                                PLUG POWER INC.
              (Exact name of Registrant as specified in its charter)

           DELAWARE                      00027527               22-3672377
(State or other jurisdiction          (Commission File       (I.R.S. Employer
       of incorporation)                  Number)            Identification No.)


                            968 ALBANY-SHAKER ROAD
                               LATHAM, NY 12110
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                (518) 782-7700
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Item 5.  Other Events.
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     On February 9, 2000, the Registrant issued a press release announcing an agreement with Gastec, a developer of fuel processor technology. A copy of the press release is attached as an Exhibit to this report on Form 8-K and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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      (c) Exhibits.

     Exhibit 99.1 - Press Release of Plug Power Inc. dated February 9, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PLUG POWER INC.



Date: February 9, 2000         By: /s/ William H. Largent
                                   --------------------------------------------
                                   William H. Largent
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

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                                 EXHIBIT INDEX



Exhibit No.                              Description
----------                               -----------

Exhibit 99.1                        Press release of Plug Power Inc. dated
                                    February 9, 2000